Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2026

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	229	244	249	190	294	385	484	26%
U.S. Businesses	955	1,149	1,051	956	957	1,886	1,913	1%
International Businesses	761	881	757	810	855	1,609	1,665	3%
Corporate and Other	(280)	(327)	(552)	(330)	(279)	(695)	(609)	12%
Total adjusted operating income (loss) before income taxes	1,665	1,947	1,505	1,626	1,827	3,185	3,453	8%
Income taxes, applicable to adjusted operating income	381	426	337	348	389	713	737	3%
After-tax adjusted operating income (loss)	1,284	1,521	1,168	1,278	1,438	2,472	2,716	10%
Income (loss) attributable to Prudential Financial, Inc.	533	1,431	905	597	985	1,240	1,582	28%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	14.9%	17.5%	13.3%	14.6%	16.4%	14.4%	15.5%
Return on Average Equity (based on net income (loss))	7.1%	18.3%	11.2%	7.4%	12.4%	8.4%	9.9%
Distributions to Shareholders
Dividends paid	485	481	480	496	493	971	989	2%
Share repurchases	250	250	250	250	250	500	500	—%
Total capital returned	735	731	730	746	743	1,471	1,489	1%
Per Share Data
Net income (loss) - diluted	1.48	4.01	2.55	1.68	2.80	3.44	4.48	30%
Adjusted Operating Income - diluted	3.58	4.26	3.30	3.61	4.08	6.87	7.69	12%
Shareholder dividends	1.35	1.35	1.35	1.40	1.40	2.70	2.80	4%
GAAP book value - diluted	85.98	90.69	92.05	91.28	90.50
Adjusted book value - diluted (2)	96.41	99.25	100.17	99.79	100.91
Shares Outstanding
Weighted average number of common shares - basic	353.1	351.1	349.0	347.7	346.4	353.7	347.0	-2%
Weighted average number of common shares - diluted	354.9	353.0	350.9	349.4	348.1	355.5	348.8	-2%
End of period common shares - basic	351.9	349.9	347.9	347.3	345.2
End of period common shares - diluted	355.7	353.9	352.4	350.3	348.9

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	3.58	4.26	3.30	3.61	4.08	6.87	7.69
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(1.45)	(1.63)	(0.80)	(1.78)	(1.88)	(2.14)	(3.66)
Change in value of market risk benefits, net of related hedging gains (losses)	(1.20)	0.92	(0.06)	(0.84)	(0.20)	(2.19)	(1.05)
Market experience updates	0.12	(0.10)	0.07	0.04	(0.06)	0.23	(0.01)
Divested and Run-off Businesses:
Closed Block division	(0.05)	0.03	(0.11)	(0.03)	(0.03)	(0.11)	(0.07)
Other Divested and Run-off Businesses	0.03	0.35	0.07	0.18	0.39	(0.11)	0.57
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.01	—	0.02	0.01	0.04	0.04
Other adjustments (1)	—	—	—	(0.01)	—	0.08	(0.01)
Total reconciling items, before income taxes	(2.53)	(0.42)	(0.83)	(2.42)	(1.77)	(4.20)	(4.19)
Income taxes, not applicable to adjusted operating income	(0.43)	(0.17)	(0.08)	(0.49)	(0.49)	(0.77)	(0.98)
Total reconciling items, after income taxes	(2.10)	(0.25)	(0.75)	(1.93)	(1.28)	(3.43)	(3.21)
Net income (loss) attributable to Prudential Financial, Inc.	1.48	4.01	2.55	1.68	2.80	3.44	4.48
Weighted average number of outstanding common shares - basic	353.1	351.1	349.0	347.7	346.4	353.7	347.0
Weighted average number of outstanding common shares - diluted	354.9	353.0	350.9	349.4	348.1	355.5	348.8
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	533	1,431	905	597	985	1,240	1,582
Less: Earnings allocated to participating unvested share-based payment awards	6	15	10	9	12	16	21
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	527	1,416	895	588	973	1,224	1,561
After-tax adjusted operating income (loss)	1,284	1,521	1,168	1,278	1,438	2,472	2,716
Less: Earnings allocated to participating unvested share-based payment awards	13	17	11	17	17	29	34
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,271	1,504	1,157	1,261	1,421	2,443	2,682

___________
(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025			2026
	2Q	3Q	4Q	1Q	2Q

Capitalization Data (1):
Senior debt:
Short-term debt	1,373	1,386	1,443	946	955
Long-term debt	11,056	11,202	11,261	11,286	11,324
Junior subordinated long-term debt	7,595	7,595	7,595	7,596	8,339
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	30,582	32,094	32,438	31,975	31,577
Less: Accumulated other comprehensive income (AOCI)	(3,921)	(3,175)	(3,077)	(3,450)	(4,060)
GAAP book value excluding AOCI (2)	34,503	35,269	35,515	35,425	35,637
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	67	(47)	(24)	60	20
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	144	192	238	409	410
Adjusted book value	34,292	35,124	35,301	34,956	35,207
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	85.98	90.69	92.05	91.28	90.50
GAAP book value excluding AOCI per share - diluted (2)	97.00	99.66	100.78	101.13	102.14
Adjusted book value per common share - diluted	96.41	99.25	100.17	99.79	100.91
End of period number of common shares - diluted	355.7	353.9	352.4	350.3	348.9
Common Stock Price Range (based on closing price):
High	112.71	109.89	117.60	118.72	109.20
Low	95.12	100.68	99.13	92.00	94.21
Close	107.44	103.74	112.88	97.69	107.93
Common Stock market capitalization (1)	37,808	36,299	39,271	33,928	37,257

__________
(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

OPERATIONS HIGHLIGHTS

	2025			2026
	2Q	3Q	4Q	1Q	2Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party	647.6	654.9	652.0	638.8	663.0
Retail customers - Third Party	256.7	265.2	267.0	259.0	282.3
Affiliated	536.4	549.9	547.1	535.5	546.0
Total PGIM	1,440.7	1,470.0	1,466.1	1,433.3	1,491.3
U.S. Businesses	113.8	115.9	116.9	115.3	122.1
International Businesses	19.4	19.8	19.7	20.8	22.0
Corporate and Other	6.4	6.3	6.4	6.4	6.7
Total assets under management	1,580.3	1,612.0	1,609.1	1,575.8	1,642.1
Assets under administration	193.2	194.6	195.1	190.9	193.7
Total assets under management and administration	1,773.5	1,806.6	1,804.2	1,766.7	1,835.8
Distribution Representatives (1):
Prudential Advisors	2,985	3,034	3,061	3,112	3,159
Life Planners	6,161	6,141	6,235	6,281	6,169
Life Consultants	6,822	6,940	6,983	6,947	6,917

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	6,426	8,691	7,028	7,838	6,325	12,872	14,163	10%
Policy charges and fee income	1,070	1,126	1,106	1,108	1,138	2,178	2,246	3%
Net investment income	4,600	4,872	4,947	5,008	5,152	9,119	10,160	11%
Asset management fees, commissions and other income	1,410	1,550	1,439	1,280	1,540	2,749	2,820	3%
Total revenues	13,506	16,239	14,520	15,234	14,155	26,918	29,389	9%
Benefits and expenses (1):
Insurance and annuity benefits	7,195	9,485	7,936	8,713	6,993	14,539	15,706	8%
Change in estimates of liability for future policy benefits	100	96	50	41	347	86	388	351%
Interest credited to policyholders' account balances	1,135	1,215	1,271	1,304	1,380	2,218	2,684	21%
Interest expense	526	531	533	539	541	1,048	1,080	3%
Deferral of acquisition costs	(689)	(699)	(681)	(624)	(635)	(1,373)	(1,259)	8%
Amortization of acquisition costs	392	395	408	397	418	768	815	6%
Operating expenses	1,634	1,639	1,876	1,729	1,734	3,258	3,463	6%
Variable expenses	1,548	1,630	1,622	1,509	1,550	3,189	3,059	-4%
Total benefits and expenses	11,841	14,292	13,015	13,608	12,328	23,733	25,936	9%
Adjusted operating income (loss) before income taxes	1,665	1,947	1,505	1,626	1,827	3,185	3,453	8%
Income taxes, applicable to adjusted operating income	381	426	337	348	389	713	737	3%
After-tax adjusted operating income	1,284	1,521	1,168	1,278	1,438	2,472	2,716	10%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(516)	(574)	(282)	(621)	(655)	(762)	(1,276)	-67%
Change in value of market risk benefits, net of related hedging gains (losses)	(426)	324	(22)	(295)	(71)	(777)	(366)	53%
Market experience updates	42	(36)	23	15	(20)	81	(5)	-106%
Divested and Run-off Businesses:
Closed Block division	(18)	10	(38)	(11)	(12)	(40)	(23)	43%
Other Divested and Run-off Businesses	12	123	23	64	135	(39)	199	610%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(18)	(11)	6	(42)	(25)	(15)	(67)	-347%
Other adjustments (2)	(1)	(1)	(1)	(3)	(1)	27	(4)	-115%
Total reconciling items, before income taxes	(925)	(165)	(291)	(893)	(649)	(1,525)	(1,542)	-1%
Income taxes, not applicable to adjusted operating income	(186)	(44)	(68)	(219)	(171)	(311)	(390)	-25%
Total reconciling items, after income taxes	(739)	(121)	(223)	(674)	(478)	(1,214)	(1,152)	5%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	740	1,782	1,214	733	1,178	1,660	1,911	15%
Income tax expense (benefit)	195	382	269	129	218	402	347	-14%
Income (loss) before equity in earnings of joint ventures and other operating entities	545	1,400	945	604	960	1,258	1,564	24%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(12)	31	(40)	(7)	25	(18)	18	200%
Income (loss) attributable to Prudential Financial, Inc.	533	1,431	905	597	985	1,240	1,582	28%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	33	52	36	9	51	68	60	-12%
Net income (loss)	566	1,483	941	606	1,036	1,308	1,642	26%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	33	52	36	9	51	68	60	-12%
Net income (loss) attributable to Prudential Financial, Inc.	533	1,431	905	597	985	1,240	1,582	28%
____________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 32-35 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

CONSOLIDATED BALANCE SHEETS
(in millions)

	06/30/2025	09/30/2025	12/31/2025	03/31/2026	06/30/2026

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	328,302	335,414	331,455	330,851	333,526
Fixed maturities, trading, at fair value	14,020	14,575	14,869	15,831	16,758
Assets supporting experience-rated contractholder liabilities, at fair value	4,282	4,648	4,842	4,781	5,405
Equity securities, at fair value	7,434	8,794	10,972	12,552	14,389
Commercial mortgage and other loans	62,966	64,813	64,715	65,412	65,985
Policy loans	9,946	9,951	9,958	9,988	9,984
Other invested assets	27,256	27,665	27,294	27,792	28,574
Short-term investments	6,375	6,248	6,414	6,917	7,216
Total investments	460,581	472,108	470,519	474,124	481,837
Cash and cash equivalents	16,638	17,469	19,712	15,936	15,162
Accrued investment income	3,560	3,581	3,636	3,633	3,758
Deferred policy acquisition costs	21,222	21,468	21,530	21,730	21,880
Value of business acquired	450	430	397	382	366
Market risk benefit assets	2,188	2,252	2,330	2,166	2,430
Reinsurance recoverables and deposit receivables	44,152	44,947	44,077	43,213	44,218
Income tax assets	839	240	279	—	37
Other assets	14,561	15,267	15,009	15,176	14,916
Separate account assets	194,761	198,540	196,251	189,036	198,950
Total assets	758,952	776,302	773,740	765,396	783,554
Liabilities:
Future policy benefits	270,133	272,553	266,914	262,470	260,944
Policyholders' account balances	180,931	188,657	191,307	192,131	202,223
Market risk benefit liabilities	4,859	4,771	4,623	5,000	4,731
Reinsurance and funds withheld payables	17,126	17,874	18,844	19,270	19,864
Securities sold under agreements to repurchase	8,205	9,937	9,598	10,975	10,069
Cash collateral for loaned securities	9,167	8,597	8,700	8,905	9,236
Income tax liabilities	—	—	—	255	—
Short-term debt	1,373	1,386	1,443	946	955
Long-term debt	18,651	18,797	18,856	18,882	19,663
Other liabilities	18,872	18,507	18,964	19,316	18,315
Notes issued by consolidated variable interest entities	1,758	1,868	2,659	3,283	4,017
Separate account liabilities	194,761	198,540	196,251	189,036	198,950
Total liabilities	725,836	741,487	738,159	730,469	748,967
Mezzanine Equity:
Redeemable noncontrolling interests	2,213	2,358	2,794	2,608	2,652
Total mezzanine equity	2,213	2,358	2,794	2,608	2,652
Equity:
Accumulated other comprehensive income (loss)	(3,921)	(3,175)	(3,077)	(3,450)	(4,060)
Other equity (1)	34,503	35,269	35,515	35,425	35,637
Total Prudential Financial, Inc. equity	30,582	32,094	32,438	31,975	31,577
Noncontrolling interests	321	363	349	344	358
Total equity	30,903	32,457	32,787	32,319	31,935
Total liabilities, mezzanine equity and equity	758,952	776,302	773,740	765,396	783,554

____________
(1) Includes $20 million, $60 million, $(24) million, $(47) million and $67 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINING BALANCE SHEETS
(in millions)
	As of June 30, 2026

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	481,837	45,668	436,169	4,455	253,923	157,603	20,188
Deferred policy acquisition costs	21,880	138	21,742	—	12,661	9,763	(682)
Other assets	80,887	964	79,923	5,580	56,742	18,603	(1,002)
Separate account assets	198,950	—	198,950	29,673	173,344	—	(4,067)
Total assets	783,554	46,770	736,784	39,708	496,670	185,969	14,437
Liabilities:
Future policy benefits	260,944	40,582	220,362	—	120,130	90,919	9,313
Policyholders' account balances	202,223	4,212	198,011	—	134,265	63,611	135
Debt	20,618	—	20,618	1,936	4,516	225	13,941
Other liabilities	66,232	3,563	62,669	3,944	46,087	9,880	2,758
Separate account liabilities	198,950	—	198,950	29,673	173,344	—	(4,067)
Total liabilities	748,967	48,357	700,610	35,553	478,342	164,635	22,080
Mezzanine Equity:
Redeemable noncontrolling interests	2,652	—	2,652	946	—	—	1,706
Total mezzanine equity	2,652	—	2,652	946	—	—	1,706
Equity:
Accumulated other comprehensive income (loss)	(4,060)	(159)	(3,901)	(59)	(1,153)	(201)	(2,488)
Other equity (1)	35,637	(1,439)	37,076	3,096	19,404	21,507	(6,931)
Total Prudential Financial, Inc. equity	31,577	(1,598)	33,175	3,037	18,251	21,306	(9,419)
Noncontrolling interests	358	11	347	172	77	28	70
Total equity	31,935	(1,587)	33,522	3,209	18,328	21,334	(9,349)
Total liabilities, mezzanine equity and equity	783,554	46,770	736,784	39,708	496,670	185,969	14,437

	As of December 31, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	470,519	46,523	423,996	3,652	238,446	158,699	23,199
Deferred policy acquisition costs	21,530	144	21,386	—	12,359	9,678	(651)
Other assets	85,440	1,428	84,012	6,173	56,968	19,393	1,478
Separate account assets	196,251	—	196,251	29,278	171,022	—	(4,049)
Total assets	773,740	48,095	725,645	39,103	478,795	187,770	19,977
Liabilities:
Future policy benefits	266,914	41,484	225,430	—	121,068	95,235	9,127
Policyholders' account balances	191,307	4,272	187,035	—	123,538	61,688	1,809
Debt	20,299	—	20,299	2,070	4,619	211	13,399
Other liabilities	63,388	3,942	59,446	3,329	41,279	8,781	6,057
Separate account liabilities	196,251	—	196,251	29,278	171,022	—	(4,049)
Total liabilities	738,159	49,698	688,461	34,677	461,526	165,915	26,343
Mezzanine Equity:
Redeemable noncontrolling interest	2,794	—	2,794	1,175	—	—	1,619
Total mezzanine equity	2,794	—	2,794	1,175	—	—	1,619
Equity:
Accumulated other comprehensive income (loss)	(3,077)	(155)	(2,922)	(50)	(365)	65	(2,572)
Other equity (1)	35,515	(1,459)	36,974	3,144	17,555	21,762	(5,487)
Total Prudential Financial, Inc. equity	32,438	(1,614)	34,052	3,094	17,190	21,827	(8,059)
Noncontrolling interests	349	11	338	157	79	28	74
Total equity	32,787	(1,603)	34,390	3,251	17,269	21,855	(7,985)
Total liabilities, mezzanine equity and equity	773,740	48,095	725,645	39,103	478,795	187,770	19,977

____________
(1) Includes $20 million and $(24) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of June 30, 2026 and December 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of June 30, 2026				As of December 31, 2025
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	48	6,568	7,590	14,206	36	6,464	7,595	14,095
Operating Debt	875	4,361	749	5,985	1,374	4,359	—	5,733
Limited recourse and non-recourse borrowing	32	395	—	427	33	438	—	471
Total Debt	955	11,324	8,339	20,618	1,443	11,261	7,595	20,299

	As of June 30, 2026				As of December 31, 2025
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	14,168	—	38	14,206	14,055	—	40	14,095
Operating Debt	5,135	850	—	5,985	4,884	849	—	5,733
Limited recourse and non-recourse borrowing	—	28	399	427	—	33	438	471
Total Debt	19,303	878	437	20,618	18,939	882	478	20,299

__________
(1) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	59	54	48	34	73	79	107	35%
Asset management fees, commissions and other income	984	1,041	1,060	1,006	1,034	1,949	2,040	5%
Total revenues	1,043	1,095	1,108	1,040	1,107	2,028	2,147	6%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	24	27	28	25	24	45	49	9%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
Operating expenses	477	503	489	525	469	981	994	1%
Variable expenses	313	321	342	300	320	617	620	—%
Total benefits and expenses	814	851	859	850	813	1,643	1,663	1%
Adjusted operating income (loss) before income taxes	229	244	249	190	294	385	484	26%
Total revenues	1,043	1,095	1,108	1,040	1,107	2,028	2,147	6%
Less: Passthrough distribution revenue	20	21	21	20	20	41	40	-2%
Less: Revenue associated with consolidations	50	45	42	23	44	68	67	-1%
Total adjusted revenues (2)	973	1,029	1,045	997	1,043	1,919	2,040	6%
Adjusted operating margin (2)(3)	23.5%	23.7%	23.8%	19.1%	28.2%	20.1%	23.7%

__________
(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes pass-through distribution revenue, revenue attributable to consolidated entities and revenue associated with certain incentive fee-related compensation expense. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 26.8%, 18.3%, 22.5%, 22.3% and 22.0% for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively, and 22.7% and 19.0% for the six months ended June 30, 2026 and June 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION
(in millions, or as otherwise noted)
	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Supplementary Revenue Information:
Analysis of revenues by type:
Asset management fees	825	844	858	847	864	1,653	1,711	4%
Other related revenues (1)	82	93	107	65	94	120	159	33%
Service, distribution and other revenues	136	158	143	128	149	255	277	9%
Total PGIM revenues	1,043	1,095	1,108	1,040	1,107	2,028	2,147	6%
Analysis of asset management fees by source:
Institutional customers - Third Party	387	395	399	398	402	774	800	3%
Retail customers - Third Party (2)	219	231	236	216	224	444	440	-1%
Affiliated (2)	219	218	223	233	238	435	471	8%
Total asset management fees	825	844	858	847	864	1,653	1,711	4%
Trailing twelve months net flows by source (in billions):
Institutional customers - Third Party	10.2	12.7	6.1	0.1	0.6
Retail customers - Third Party	(1.5)	(2.5)	(4.0)	(3.6)	0.7
Affiliated	16.0	11.3	(1.6)	(3.4)	(7.0)
Total net flows	24.7	21.5	0.5	(6.9)	(5.7)
Trailing twelve months net flows by asset class (in billions):
Public equity	(9.3)	(15.2)	(17.9)	(22.6)	(27.2)
Public credit	23.0	26.9	22.3	21.5	28.8
Private credit	8.4	7.3	5.2	3.8	2.9
Real estate	2.8	1.7	4.3	3.6	3.8
Multi-asset	0.1	(0.1)	(14.6)	(14.2)	(14.7)
Other alternatives	(0.3)	0.9	1.2	1.0	0.7
Total net flows	24.7	21.5	0.5	(6.9)	(5.7)

Supplementary Assets Under Management Information (at fair market value) (in billions):
	June 30, 2026
	Public Equity	Public Credit	Private Credit	Real Estate	Multi-Asset	Other Alternatives	Total
Institutional customers - Third Party	80.7	472.8	30.5	71.1	1.5	6.4	663.0
Retail customers - Third Party	107.4	172.2	0.1	—	2.3	0.3	282.3
Affiliated	42.7	276.2	89.1	64.6	72.4	1.0	546.0
Total	230.8	921.2	119.7	135.7	76.2	7.7	1,491.3

	June 30, 2025
	Public Equity	Public Credit	Private Credit	Real Estate	Multi-Asset	Other Alternatives	Total
Institutional customers - Third Party	81.2	461.5	28.3	69.2	1.4	6.0	647.6
Retail customers - Third Party	108.0	145.8	—	0.2	2.4	0.3	256.7
Affiliated	37.6	270.4	87.7	62.9	76.5	1.3	536.4
Total	226.8	877.7	116.0	132.3	80.3	7.6	1,440.7
__________
(1) Other related revenues, net of related expenses are $57 million, $35 million, $57 million, $64 million and $49 million for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively, and $92 million and $68 million for the six months ended June 30, 2026 and June 30, 2025, respectively.
(2) First quarter 2026 has been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

Institutional Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	620.2	647.6	654.9	652.0	638.8	601.1	652.0
Additions	22.1	18.8	20.6	24.7	22.3	45.9	47.0
Withdrawals	(19.5)	(18.5)	(25.0)	(23.1)	(19.2)	(35.7)	(42.3)
Net institutional additions (withdrawals), excluding realizations, distributions and money market activity	2.6	0.3	(4.4)	1.6	3.1	10.2	4.7
Realizations and distributions (1)	(2.3)	(4.0)	(3.1)	(3.1)	(1.9)	(6.5)	(5.0)
Change in market value	24.0	15.6	4.1	(8.3)	21.9	30.6	13.6
Net money market flows	0.8	(0.3)	0.5	(3.7)	1.3	2.5	(2.4)
Other (2)	2.3	(4.3)	—	0.3	(0.2)	9.7	0.1
Ending assets under management	647.6	654.9	652.0	638.8	663.0	647.6	663.0
Retail Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	240.6	256.7	265.2	267.0	259.0	244.9	267.0
Additions	16.0	16.2	21.5	21.6	19.9	33.7	41.5
Withdrawals	(18.8)	(15.9)	(22.8)	(21.4)	(18.4)	(36.7)	(39.8)
Net retail additions (withdrawals), excluding money market activity	(2.8)	0.3	(1.3)	0.2	1.5	(3.0)	1.7
Change in market value	18.6	9.2	2.7	(8.6)	19.6	13.1	11.0
Net money market flows	0.5	0.7	0.7	1.1	2.4	2.3	3.5
Other (2)	(0.2)	(1.7)	(0.3)	(0.7)	(0.2)	(0.6)	(0.9)
Ending assets under management	256.7	265.2	267.0	259.0	282.3	256.7	282.3
Affiliated - Assets Under Management (at fair market value):
Beginning assets under management	524.5	536.4	549.9	547.1	535.5	529.2	547.1
Additions	19.8	15.8	17.3	18.2	16.8	40.4	35.0
Withdrawals	(19.2)	(14.0)	(21.2)	(20.1)	(19.8)	(39.9)	(39.9)
Net affiliated additions (withdrawals), excluding realizations, distributions and money market activity	0.6	1.8	(3.9)	(1.9)	(3.0)	0.5	(4.9)
Realizations and distributions (1)	—	(0.6)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Change in market value	10.9	13.2	2.8	(6.4)	14.9	14.8	8.5
Net money market flows	(2.1)	—	1.5	(2.5)	(0.6)	(7.4)	(3.1)
Other (2)	2.5	(0.9)	(3.1)	(0.7)	(0.7)	(0.6)	(1.4)
Ending assets under management	536.4	549.9	547.1	535.5	546.0	536.4	546.0

__________
(1) Realizations reflect proceeds from the disposition or monetization of assets from closed end funds and from collateralized loan obligations. Distributions reflect income and dividend distributions related to certain closed and open ended private alternative funds and collateralized loan obligations.
(2) In third quarter 2025, Prudential completed the sale of its ownership in the PGIM SITE business in Taiwan to E.SUN Financial Holding Co., Ltd. and the outflows of $4.0 billion and $1.4 billion are reflected in institutional and retail, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	3,724	5,897	4,401	4,894	3,575	7,122	8,469	19%
Policy charges and fee income	993	1,046	1,016	1,006	1,041	2,028	2,047	1%
Net investment income	2,760	2,948	2,982	3,066	3,091	5,460	6,157	13%
Asset management fees, commissions and other income	531	552	548	484	505	1,104	989	-10%
Total revenues	8,008	10,443	8,947	9,450	8,212	15,714	17,662	12%
Benefits and expenses (1):
Insurance and annuity benefits	4,750	6,928	5,503	6,049	4,629	9,313	10,678	15%
Change in estimates of liability for future policy benefits	68	117	45	21	160	57	181	218%
Interest credited to policyholders' account balances	754	808	856	886	953	1,478	1,839	24%
Interest expense	286	291	299	295	294	581	589	1%
Deferral of acquisition costs	(431)	(426)	(432)	(393)	(428)	(842)	(821)	2%
Amortization of acquisition costs	233	234	244	241	255	460	496	8%
Operating expenses	583	500	521	555	542	1,112	1,097	-1%
Variable expenses	810	842	860	840	850	1,669	1,690	1%
Total benefits and expenses	7,053	9,294	7,896	8,494	7,255	13,828	15,749	14%
Adjusted operating income (loss) before income taxes	955	1,149	1,051	956	957	1,886	1,913	1%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums (2)	2,127	4,290	2,832	3,245	1,952	3,873	5,197	34%
Policy charges and fee income	25	31	28	31	33	55	64	16%
Net investment income	1,819	1,963	1,998	2,085	2,096	3,577	4,181	17%
Asset management fees, commissions and other income	105	121	129	96	92	236	188	-20%
Total revenues	4,076	6,405	4,987	5,457	4,173	7,741	9,630	24%
Benefits and expenses (1):
Insurance and annuity benefits	2,809	4,889	3,524	3,935	2,642	5,249	6,577	25%
Change in estimates of liability for future policy benefits	123	112	53	25	153	98	178	82%
Interest credited to policyholders' account balances	512	559	607	648	690	986	1,338	36%
Interest expense	9	7	12	11	7	24	18	-25%
Deferral of acquisition costs	(206)	(181)	(166)	(174)	(177)	(414)	(351)	15%
Amortization of acquisition costs	68	68	87	79	89	132	168	27%
Operating expenses	138	138	134	145	145	275	290	5%
Variable expenses	226	215	200	216	232	468	448	-4%
Total benefits and expenses	3,679	5,807	4,451	4,885	3,781	6,818	8,666	27%
Adjusted operating income (loss) before income taxes	397	598	536	572	392	923	964	4%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $0.2 billion, $1.4 billion, $1.0 billion, $2.4 billion and $0.2 billion for the three months ended June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025, and June 30, 2025, respectively, and $1.6 billion and $0.2 billion for the six months ended June 30, 2026 and June 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

U.S. BUSINESSES - RETIREMENT - SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

Sales and Additions:
Retail annuities (1)	3,135	3,377	3,574	3,284	3,585	6,608	6,869
Longevity reinsurance (2)	5,581	1,476	80	154	980	10,503	1,134
Fee-based stable value	1,048	551	1,086	1,113	915	2,129	2,028
Pension risk transfer and other (3)	2,225	4,326	2,520	2,818	1,367	3,273	4,185
Total	11,989	9,730	7,260	7,369	6,847	22,513	14,216
Account Value:
Beginning account value, gross	340,617	359,635	365,143	370,038	369,081	333,243	370,038
Sales and additions	11,989	9,730	7,260	7,369	6,847	22,513	14,216
Withdrawals and benefits	(6,188)	(7,223)	(7,682)	(8,057)	(6,627)	(13,480)	(14,684)
Net flows	5,801	2,507	(422)	(688)	220	9,033	(468)
Change in market value, interest credited and policy charges	5,525	6,207	4,190	1,517	7,029	7,152	8,546
Other (4)	7,692	(3,206)	1,127	(1,786)	349	10,207	(1,437)
Ending account value, gross	359,635	365,143	370,038	369,081	376,679	359,635	376,679
Reinsurance ceded	(11,579)	(11,987)	(12,888)	(13,336)	(13,949)	(11,579)	(13,949)
Ending account value, net	348,056	353,156	357,150	355,745	362,730	348,056	362,730
Amounts included in net flows above:
Retail annuities (1)	2,472	2,614	2,785	2,429	2,629	5,295	5,058
Longevity reinsurance (2)	3,873	(311)	(1,706)	(1,664)	(838)	7,258	(2,502)
Fee-based stable value	(25)	(1,049)	(1,191)	(1,257)	(99)	(908)	(1,356)
Pension risk transfer and other (3)	(519)	1,253	(310)	(196)	(1,472)	(2,612)	(1,668)
Total	5,801	2,507	(422)	(688)	220	9,033	(468)
Amounts included in ending account value, net above:
Retail annuities (1)	49,649	54,553	57,532	58,177	65,648
Longevity reinsurance (2)	125,534	122,682	123,120	120,015	120,662
Fee-based stable value	67,362	67,727	67,763	67,518	67,060
Pension risk transfer and other (3)	105,511	108,194	108,735	110,035	109,360
Total	348,056	353,156	357,150	355,745	362,730

__________
(1) Primarily includes FlexGuard suite (Registered Index-Linked Annuities) and fixed annuity products.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts.
(3) Includes spread-based stable value, structured settlements and funding agreement-backed notes.
(4) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business, net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	1,349	1,353	1,321	1,390	1,360	2,745	2,750	—%
Policy charges and fee income	184	183	164	186	178	381	364	-4%
Net investment income	133	138	138	138	146	267	284	6%
Asset management fees, commissions and other income	21	20	22	20	24	42	44	5%
Total revenues	1,687	1,694	1,645	1,734	1,708	3,435	3,442	—%
Benefits and expenses (1):
Insurance and annuity benefits	1,230	1,272	1,224	1,318	1,208	2,526	2,526	—%
Change in estimates of liability for future policy benefits	—	—	—	—	(3)	—	(3)	—
Interest credited to policyholders' account balances	32	33	37	33	32	67	65	-3%
Interest expense	5	7	4	5	4	10	9	-10%
Deferral of acquisition costs	(4)	—	—	—	(25)	(4)	(25)	-525%
Amortization of acquisition costs	4	2	1	2	2	6	4	-33%
Operating expenses	186	181	190	206	199	380	405	7%
Variable expenses	109	109	112	132	136	236	268	14%
Total benefits and expenses	1,562	1,604	1,568	1,696	1,553	3,221	3,249	1%
Adjusted operating income (loss) before income taxes	125	90	77	38	155	214	193	-10%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

Annualized New Business Premiums:
Group life	35	36	29	211	17	260	228
Group disability	42	42	27	315	56	217	371
Total	77	78	56	526	73	477	599
Future Policy Benefits (1):
Group life	2,396	2,334	2,306	2,328	2,198
Group disability	3,316	3,345	3,398	3,472	3,529
Total	5,712	5,679	5,704	5,800	5,727
Policyholders' Account Balances (1):
Group life	4,460	4,503	4,732	4,493	4,618
Group disability	104	99	100	106	108
Total	4,564	4,602	4,832	4,599	4,726
Separate Account Liabilities (1):
Group life	26,364	26,988	26,916	26,737	28,058
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,195	1,155	1,159	1,141	1,209	2,391	2,350
Earned premiums	935	952	916	946	907	1,931	1,853
Earned policy charges and fee income	156	154	137	156	147	327	303
Benefits ratio (3)	83.1%	84.1%	81.3%	86.0%	81.2%	85.2%	83.6%
Administrative expense ratio	11.5%	10.5%	11.7%	11.5%	11.3%	11.1%	11.4%
Persistency ratio	96.8%	96.5%	96.1%	96.5%	96.3%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	447	434	432	477	490	876	967
Earned premiums	414	401	405	444	453	814	897
Earned policy charges and fee income	28	29	27	30	31	54	61
Benefits ratio (3)	75.3%	79.7%	85.3%	78.4%	78.5%	70.6%	78.4%
Administrative expense ratio	24.8%	24.0%	24.9%	26.2%	23.8%	25.3%	25.0%
Persistency ratio	94.1%	92.9%	91.8%	94.2%	93.7%
Total Group Insurance:
Benefits ratio (3)	80.9%	82.8%	82.5%	83.7%	80.4%	81.1%	82.0%
Administrative expense ratio	15.2%	14.2%	15.5%	15.9%	15.1%	15.0%	15.5%
Net face amount of policies in force (in billions) (4)	2,118	2,118	2,117	2,059	2,108

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 76.2%, 82.7% and 78.3% for the three months ended June 30, 2026, respectively, and 82.4%, 74.7% and 80.2% for the three months ended June 30, 2025, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	232	236	231	234	232	469	466	-1%
Policy charges and fee income	354	454	445	431	460	784	891	14%
Net investment income	348	371	358	368	377	708	745	5%
Asset management fees, commissions and other income	80	82	90	88	92	164	180	10%
Total revenues	1,014	1,143	1,124	1,121	1,161	2,125	2,282	7%
Benefits and expenses (1):
Insurance and annuity benefits	427	482	422	462	457	949	919	-3%
Change in estimates of liability for future policy benefits	(38)	(5)	(3)	(8)	(7)	(31)	(15)	52%
Interest credited to policyholders' account balances	143	153	149	147	163	289	310	7%
Interest expense	102	104	105	105	104	213	209	-2%
Deferral of acquisition costs	(209)	(236)	(250)	(216)	(222)	(399)	(438)	-10%
Amortization of acquisition costs	104	105	106	108	111	210	219	4%
Operating expenses	156	105	104	115	110	265	225	-15%
Variable expenses	247	282	305	269	269	495	538	9%
Total benefits and expenses	932	990	938	982	985	1,991	1,967	-1%
Adjusted operating income (loss) before income taxes	82	153	186	139	176	134	315	135%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	39	37	36	38	42	71	80
Universal life	18	24	21	17	20	36	37
Variable life	160	186	201	196	175	314	371
Total	217	247	258	251	237	421	488
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	43	48	49	44	50	81	94
Third party distribution	174	199	209	207	187	340	394
Total	217	247	258	251	237	421	488
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning account balance	19,289	19,679	19,940	20,118	20,238	19,161	20,118
Premiums and deposits	346	349	361	392	348	693	740
Surrenders and withdrawals	(467)	(419)	(557)	(460)	(454)	(884)	(914)
Net sales (redemptions)	(121)	(70)	(196)	(68)	(106)	(191)	(174)
Benefit payments	(27)	(31)	53	(19)	(20)	(58)	(39)
Net flows	(148)	(101)	(143)	(87)	(126)	(249)	(213)
Interest credited and other	508	304	179	131	593	732	724
Net transfers (to) from separate account	168	193	288	219	242	313	461
Policy charges	(138)	(135)	(146)	(143)	(140)	(278)	(283)
Ending account balance	19,679	19,940	20,118	20,238	20,807	19,679	20,807
Separate Account Liabilities:
Beginning account balance	53,323	57,995	61,376	62,594	60,704	54,803	62,594
Premiums and deposits	1,084	1,117	1,293	1,177	1,115	2,047	2,292
Surrenders and withdrawals	(315)	(442)	(558)	(349)	(424)	(641)	(773)
Net sales (redemptions)	769	675	735	828	691	1,406	1,519
Benefit payments	(165)	(170)	(244)	(288)	(98)	(349)	(386)
Net flows	604	505	491	540	593	1,057	1,133
Change in market value, interest credited and other	4,608	3,450	1,398	(1,825)	6,935	3,194	5,110
Net transfers (to) from general account	(168)	(193)	(288)	(219)	(242)	(313)	(461)
Policy charges	(372)	(381)	(383)	(386)	(390)	(746)	(776)
Ending account balance	57,995	61,376	62,594	60,704	67,600	57,995	67,600
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	284	282	284	289	293
Universal life	25	25	25	25	25
Variable life	170	174	176	177	182
Total	479	481	485	491	500

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. LEGACY PRODUCTS
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	16	18	17	25	31	35	56	60%
Policy charges and fee income	430	378	379	358	370	808	728	-10%
Net investment income	460	476	488	475	472	908	947	4%
Asset management fees, commissions and other income	325	329	307	280	297	662	577	-13%
Total revenues	1,231	1,201	1,191	1,138	1,170	2,413	2,308	-4%
Benefits and expenses (1):
Insurance and annuity benefits	284	285	333	334	322	589	656	11%
Change in estimates of liability for future policy benefits	(17)	10	(5)	4	17	(10)	21	310%
Interest credited to policyholders' account balances	67	63	63	58	68	136	126	-7%
Interest expense	170	173	178	174	179	334	353	6%
Deferral of acquisition costs	(12)	(9)	(16)	(3)	(4)	(25)	(7)	72%
Amortization of acquisition costs	57	59	50	52	53	112	105	-6%
Operating expenses	103	76	93	89	88	192	177	-8%
Variable expenses	228	236	243	223	213	470	436	-7%
Total benefits and expenses	880	893	939	931	936	1,798	1,867	4%
Adjusted operating income (loss) before income taxes	351	308	252	207	234	615	441	-28%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

Annuities Account Value (1):
Beginning account value, gross	89,139	90,263	90,034	87,203	81,636	93,598	87,203
Premiums and deposits (2)	8	4	6	5	5	14	10
Full surrenders and death benefits	(2,170)	(2,633)	(2,576)	(2,425)	(2,613)	(4,647)	(5,038)
Premiums and deposits net of full surrenders and death benefits	(2,162)	(2,629)	(2,570)	(2,420)	(2,608)	(4,633)	(5,028)
Partial withdrawals and other benefit payments	(1,036)	(1,049)	(1,228)	(1,131)	(934)	(2,217)	(2,065)
Net flows	(3,198)	(3,678)	(3,798)	(3,551)	(3,542)	(6,850)	(7,093)
Change in market value interest credited and other	4,802	3,935	1,433	(1,583)	5,787	4,470	4,204
Policy charges	(480)	(486)	(466)	(433)	(426)	(955)	(859)
Ending account value, gross	90,263	90,034	87,203	81,636	83,455	90,263	83,455
Reinsurance ceded	(8,393)	(8,315)	(7,954)	(7,575)	(7,361)	(8,393)	(7,361)
Ending account value, net	81,870	81,719	79,249	74,061	76,094	81,870	76,094
Guaranteed Universal Life Policyholders' Account Balances (3):
Beginning account balance, gross	14,655	14,685	14,720	14,897	14,921	14,611	14,897
Premiums and deposits (2)	342	338	479	331	316	692	647
Surrenders and withdrawals	(26)	(26)	(29)	(24)	(26)	(58)	(50)
Net premiums (redemptions)	316	312	450	307	290	634	597
Benefit payments	(44)	(29)	(24)	(31)	(31)	(74)	(62)
Net flows	272	283	426	276	259	560	535
Interest credited and other	139	140	140	131	137	280	268
Policy charges	(381)	(388)	(389)	(383)	(381)	(766)	(764)
Ending account balance, gross	14,685	14,720	14,897	14,921	14,936	14,685	14,936
Reinsurance ceded	(9,043)	(9,077)	(9,244)	(9,273)	(9,291)	(9,043)	(9,291)
Ending account balance, net	5,642	5,643	5,653	5,648	5,645	5,642	5,645
Net Face Amount In Force (in billions) (4):
Guaranteed Universal Life	37	37	37	37	37

__________
(1) Represents discontinued annuities and guaranteed living benefits in general account and separate account. Includes alliance deposits and supplementary contracts.
(2) Represents renewal premiums or additional deposits on existing policies/contracts.
(3) Includes fixed rate funds and deferred revenues on guaranteed universal life products.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - MARKET RISK BENEFIT FEATURES
(in millions)

	2025			2026
	2Q	3Q	4Q	1Q	2Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	62,634	62,435	60,554	56,589	58,028
Account Values with Auto-Rebalancing Feature - externally reinsured	1,758	1,713	1,628	1,493	1,495
Account Values without Auto-Rebalancing Feature	21,733	21,711	20,937	19,584	19,867
Total	86,125	85,859	83,119	77,666	79,390
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	6,104	5,575	5,558	6,252	5,325
Net Amount at Risk without Auto-Rebalancing Feature	2,632	2,421	2,517	2,750	2,588
Total	8,736	7,996	8,075	9,002	7,913
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	2,709	2,800	2,627	2,949	2,755	5,766	5,704	-1%
Policy charges and fee income	92	96	104	117	114	180	231	28%
Net investment income	1,451	1,540	1,569	1,607	1,643	2,920	3,250	11%
Asset management fees, commissions and other income	147	159	116	114	179	271	293	8%
Total revenues	4,399	4,595	4,416	4,787	4,691	9,137	9,478	4%
Benefits and expenses (1):
Insurance and annuity benefits	2,446	2,559	2,428	2,667	2,368	5,235	5,035	-4%
Change in estimates of liability for future policy benefits	32	(21)	5	20	187	29	207	614%
Interest credited to policyholders' account balances	369	390	402	414	425	716	839	17%
Interest expense	1	2	1	3	6	—	9	—%
Deferral of acquisition costs	(297)	(308)	(286)	(263)	(240)	(603)	(503)	17%
Amortization of acquisition costs	174	175	179	173	179	339	352	4%
Operating expenses	467	466	499	563	535	903	1,098	22%
Variable expenses	446	451	431	400	376	909	776	-15%
Total benefits and expenses	3,638	3,714	3,659	3,977	3,836	7,528	7,813	4%
Adjusted operating income (loss) before income taxes	761	881	757	810	855	1,609	1,665	3%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan	2,462	2,548	2,350	2,688	2,445	5,322	5,133
Emerging Markets	339	348	381	378	424	624	802
Total	2,801	2,896	2,731	3,066	2,869	5,946	5,935
Annualized new business premiums:
Japan	453	453	410	328	258	931	586
Emerging Markets	88	102	112	101	118	186	219
Total	541	555	522	429	376	1,117	805
Annualized new business premiums by distribution channel:
Life Planners	216	227	224	154	78	474	232
Life Consultants	150	138	110	105	109	280	214
Banks	93	108	103	85	86	188	171
Independent Agency and Other	82	82	85	85	103	175	188
Total	541	555	522	429	376	1,117	805
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan	2,440	2,550	2,395	2,770	2,531	5,352	5,301
Emerging Markets	321	317	345	332	359	600	691
Total	2,761	2,867	2,740	3,102	2,890	5,952	5,992
Annualized new business premiums:
Japan	451	453	417	335	262	934	597
Emerging Markets	84	93	101	89	99	179	188
Total	535	546	518	424	361	1,113	785
Annualized new business premiums by distribution channel:
Life Planners	211	223	225	152	69	471	221
Life Consultants	150	138	111	107	110	281	217
Banks	92	105	100	82	81	187	163
Independent Agency and Other	82	80	82	83	101	174	184
Total	535	546	518	424	361	1,113	785

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 147 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2025			2026
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan	517	515	512	506	501
Emerging Markets	51	52	53	57	59
Total	568	567	565	563	560
Policyholder Account Balances at end of period (in millions) (1)(2):
(Constant exchange rate basis)
International Businesses	51,391	53,342	54,797	55,531	56,936
Number of individual policies in force at end of period (in thousands) (3):
Japan	11,116	11,142	11,136	11,045	10,945
Emerging Markets	869	884	907	925	939
Total	11,985	12,026	12,043	11,970	11,884
International Businesses life insurance individual policy persistency:
13 months	93.0%	94.0%	94.0%	93.8%	93.7%
25 months	83.0%	83.0%	83.0%	84.7%	85.6%
Number of Life Planners at end of period:
Japan	4,285	4,282	4,283	4,243	4,068
Emerging Markets	1,876	1,859	1,952	2,038	2,101
Total Life Planners	6,161	6,141	6,235	6,281	6,169
Life Consultants	6,822	6,940	6,983	6,947	6,917

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 147 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2025			2026		Year-to-date
	2Q	3Q	4Q	1Q	2Q	2025	2026	% change

Revenues (1):
Premiums	(7)	(6)	—	(5)	(5)	(16)	(10)	38%
Policy charges and fee income	(15)	(16)	(14)	(15)	(17)	(30)	(32)	-7%
Net investment income	330	330	348	301	345	660	646	-2%
Asset management fees, commissions and other income	(252)	(202)	(285)	(324)	(178)	(575)	(502)	13%
Total revenues	56	106	49	(43)	145	39	102	162%
Benefits and expenses (1):
Insurance and annuity benefits	(1)	(2)	5	(3)	(4)	(9)	(7)	22%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	12	17	13	4	2	24	6	-75%
Interest expense	215	211	205	216	217	422	433	3%
Deferral of acquisition costs	39	35	37	32	33	72	65	-10%
Amortization of acquisition costs	(15)	(14)	(15)	(17)	(16)	(31)	(33)	-6%
Operating expenses	107	170	367	86	188	262	274	5%
Variable expenses	(21)	16	(11)	(31)	4	(6)	(27)	-350%
Total benefits and expenses	336	433	601	287	424	734	711	-3%
Adjusted operating income (loss) before income taxes	(280)	(327)	(552)	(330)	(279)	(695)	(609)	12%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	June 30, 2026							December 31, 2025
	Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld				Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld
				Amount	% of Total						Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	239,451	17,934	4,714	216,803	52.8%			238,205	18,833	4,576	214,796	53.6%
Private, available-for-sale, at fair value	93,913	10,018	2,087	81,808	19.9%			92,900	10,049	2,217	80,634	20.2%
Fixed maturities, trading, at fair value	15,429	550	9,945	4,934	1.2%			14,448	581	9,049	4,818	1.2%
Assets supporting experience-rated contractholder liabilities, at fair value	5,405	—	—	5,405	1.3%			4,842	—	—	4,842	1.2%
Equity securities, at fair value	13,900	1,631	58	12,211	3.0%			10,515	1,593	—	8,922	2.2%
Commercial mortgage and other loans, at book value, net of allowance	65,301	7,475	368	57,458	14.0%			63,921	7,463	263	56,195	14.0%
Policy loans, at outstanding balance	9,984	3,157	—	6,827	1.7%			9,958	3,217	—	6,741	1.7%
Other invested assets, net of allowance (2)	25,220	4,621	2,049	18,550	4.5%			24,066	4,532	1,850	17,684	4.4%
Short-term investments, net of allowance	7,214	282	115	6,817	1.6%			6,404	255	71	6,078	1.5%
Subtotal (3)	475,817	45,668	19,336	410,813	100.0%			465,259	46,523	18,026	400,710	100.0%
Invested assets of other entities and operations (4)	6,020	—	—	6,020				5,260	—	—	5,260
Total investments	481,837	45,668	19,336	416,833				470,519	46,523	18,026	405,970

Fixed Maturities by Credit Quality (3)(5):	June 30, 2026						December 31, 2025
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	186,020	1,728	25,045	—	162,703	75.1%	184,052	2,585	23,277	—	163,360	76.1%
2	49,396	621	3,161	2	46,854	21.6%	46,660	907	2,952	—	44,615	20.8%
Subtotal - High or Highest Quality Securities	235,416	2,349	28,206	2	209,557	96.7%	230,712	3,492	26,229	—	207,975	96.9%
3	6,333	67	741	—	5,659	2.6%	5,605	86	540	—	5,151	2.4%
4	1,116	32	15	—	1,133	0.5%	1,105	44	9	—	1,140	0.5%
5	436	12	13	22	413	0.2%	480	16	25	7	464	0.2%
6	59	6	1	23	41	0.0%	87	6	5	22	66	0.0%
Subtotal - Other Securities	7,944	117	770	45	7,246	3.3%	7,277	152	579	29	6,821	3.1%
Total	243,360	2,466	28,976	47	216,803	100.0%	237,989	3,644	26,808	29	214,796	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	22,032	241	1,599	—	20,674	25.3%	21,362	336	1,431	—	20,267	25.1%
2	49,648	1,257	2,295	—	48,610	59.4%	47,978	1,777	1,961	—	47,794	59.3%
Subtotal - High or Highest Quality Securities	71,680	1,498	3,894	—	69,284	84.7%	69,340	2,113	3,392	—	68,061	84.4%
3	7,644	285	148	45	7,736	9.5%	7,581	390	116	19	7,836	9.7%
4	3,992	34	91	—	3,935	4.8%	3,343	54	52	22	3,323	4.1%
5	696	15	21	34	656	0.8%	1,228	22	20	44	1,186	1.5%
6	197	33	4	29	197	0.2%	244	29	6	39	228	0.3%
Subtotal - Other Securities	12,529	367	264	108	12,524	15.3%	12,396	495	194	124	12,573	15.6%
Total	84,209	1,865	4,158	108	81,808	100.0%	81,736	2,608	3,586	124	80,634	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of June 30, 2026 and December 31, 2025, 2,018 securities with amortized cost of $10,759 million (fair value $10,766 million) and 1,482 securities with amortized cost of $9,683 million (fair value $9,598 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	June 30, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	100,483	65.1%	102,061	65.4%
Private, available-for-sale, at fair value	20,540	13.3%	21,284	13.6%
Fixed maturities, trading, at fair value	718	0.5%	551	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	5,405	3.5%	4,842	3.1%
Equity securities, at fair value	1,610	1.0%	1,652	1.1%
Commercial mortgage and other loans, at book value, net of allowance	14,139	9.1%	14,487	9.3%
Policy loans, at outstanding balance	2,667	1.7%	2,708	1.7%
Other invested assets, net of allowance (3)	6,862	4.4%	6,357	4.1%
Short-term investments, net of allowance	2,230	1.4%	2,166	1.4%
Total	154,654	100.0%	156,108	100.0%

	June 30, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	116,320	45.5%	112,735	46.1%
Private, available-for-sale, at fair value	61,268	23.9%	59,350	24.3%
Fixed maturities, trading, at fair value	4,216	1.6%	4,267	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	10,601	4.1%	7,270	3.0%
Commercial mortgage and other loans, at book value, net of allowance	43,319	16.9%	41,708	17.1%
Policy loans, at outstanding balance	4,160	1.6%	4,033	1.6%
Other invested assets, net of allowance (3)	11,688	4.6%	11,327	4.6%
Short-term investments, net of allowance	4,587	1.8%	3,912	1.6%
Total	256,159	100.0%	244,602	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended June 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.67%	3,791	(314)	4.39%	3,406	(78)
Equity securities	2.99%	85	—	2.63%	41	—
Commercial mortgage and other loans	4.77%	674	(25)	4.42%	597	(64)
Policy loans	4.40%	75	—	4.52%	74	—
Short-term investments and cash equivalents	4.97%	185	2	4.82%	202	—
Gross investment income before investment expenses	4.64%	4,810	(337)	4.39%	4,320	(142)
Investment expenses	-0.17%	(320)	—	-0.16%	(293)	—
Subtotal	4.47%	4,490	(337)	4.23%	4,027	(142)
Other investments (4)		304	(674)		261	(1,133)
Investment results of other entities and operations (5)		88	(10)		72	(25)
Investment results of Funds Withheld (6)		388	(508)		355	(201)
Less: investment income related to adjusted operating income reconciling items		(118)	—		(115)	—
Total		5,152	(1,529)		4,600	(1,501)

	Six Months Ended June 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.68%	7,493	(930)	4.40%	6,719	(38)
Equity securities	2.70%	142	—	2.38%	78	—
Commercial mortgage and other loans	4.73%	1,324	(50)	4.46%	1,197	(114)
Policy loans	4.46%	150	—	4.54%	147	—
Short-term investments and cash equivalents	4.86%	385	(5)	4.45%	432	—
Gross investment income before investment expenses	4.64%	9,494	(985)	4.40%	8,573	(152)
Investment expenses	-0.17%	(622)	—	-0.16%	(576)	—
Subtotal	4.47%	8,872	(985)	4.24%	7,997	(152)
Other investments (4)		627	(402)		546	(1,429)
Investment results of other entities and operations (5)		137	30		104	(2)
Investment results of Funds Withheld (6)		769	(508)		705	(591)
Less: investment income related to adjusted operating income reconciling items		(245)	—		(233)	—
Total		10,160	(1,865)		9,119	(2,174)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties, assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended June 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.45%	1,219	(238)	3.16%	1,108	(27)
Equity securities	5.10%	20	—	4.78%	21	—
Commercial mortgage and other loans	3.93%	139	(15)	3.72%	145	(8)
Policy loans	3.63%	25	—	3.70%	26	—
Short-term investments and cash equivalents	4.14%	40	1	4.31%	44	—
Gross investment income before investment expenses	3.53%	1,443	(252)	3.26%	1,344	(35)
Investment expenses	-0.12%	(87)	—	-0.13%	(89)	—
Subtotal	3.41%	1,356	(252)	3.13%	1,255	(35)
Other investments (2)		174	(15)		119	(194)
Total		1,530	(267)		1,374	(229)

	Six Months Ended June 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.45%	2,420	(787)	3.17%	2,202	84
Equity securities	3.78%	30	—	3.42%	30	—
Commercial mortgage and other loans	3.88%	275	(15)	3.78%	296	(14)
Policy loans	3.73%	50	—	3.79%	51	—
Short-term investments and cash equivalents	4.11%	86	(1)	4.14%	81	—
Gross investment income before investment expenses	3.51%	2,861	(803)	3.26%	2,660	70
Investment expenses	-0.12%	(171)	—	-0.13%	(171)	—
Subtotal	3.39%	2,690	(803)	3.13%	2,489	70
Other investments (2)		320	5		261	(138)
Total		3,010	(798)		2,750	(68)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments". Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended June 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.63%	2,572	(76)	5.43%	2,298	(51)
Equity securities	2.64%	65	—	1.78%	20	—
Commercial mortgage and other loans	5.04%	535	(10)	4.70%	452	(56)
Policy loans	4.89%	50	—	5.09%	48	—
Short-term investments and cash equivalents	5.26%	145	1	4.99%	158	—
Gross investment income before investment expenses	5.37%	3,367	(85)	5.20%	2,976	(107)
Investment expenses	-0.20%	(233)	—	-0.18%	(204)	—
Subtotal	5.17%	3,134	(85)	5.02%	2,772	(107)
Other investments (4)		130	(659)		142	(939)
Total		3,264	(744)		2,914	(1,046)

	Six Months Ended June 30,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.65%	5,073	(143)	5.46%	4,517	(122)
Equity securities	2.50%	112	—	2.00%	48	—
Commercial mortgage and other loans	5.01%	1,049	(35)	4.74%	901	(100)
Policy loans	4.94%	100	—	5.06%	96	—
Short-term investments and cash equivalents	5.13%	299	(4)	4.54%	351	—
Gross investment income before investment expenses	5.39%	6,633	(182)	5.23%	5,913	(222)
Investment expenses	-0.20%	(451)	—	-0.18%	(405)	—
Subtotal	5.19%	6,182	(182)	5.05%	5,508	(222)
Other investments (4)		307	(407)		285	(1,291)
Total		6,489	(589)		5,793	(1,513)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

ADJUSTED OPERATING INCOME IMPACT FROM ANNUAL ASSUMPTION UPDATES AND OTHER REFINEMENTS
(in millions)
	Three Months Ended June 30, 2026
	Premiums	Policy Charges and Fee Income	Net investment income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in Estimates of Liability for Future Policy Benefits	Deferral of Acquisition Costs	Amortization of Acquisition Costs	Operating Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement	21	—	(9)	—	(14)	117	—	—	—	(91)
Group Insurance	(22)	—	—	—	(50)	—	—	—	—	28
Individual Life	—	24	—	—	2	(8)	—	—	—	30
U.S. Legacy Products	—	36	—	—	—	21	—	—	—	15
International Businesses	263	—	—	9	—	193	—	—	—	79
Corporate and Other	—	—	—	—	—	(4)	—	—	—	4
Total	262	60	(9)	9	(62)	319	—	—	—	65

	Three Months Ended June 30, 2025
	Premiums	Policy Charges and Fee Income	Net investment income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Change in Estimates of Liability for Future Policy Benefits	Deferral of Acquisition Costs	Amortization of Acquisition Costs	Operating Expenses	Adjusted Operating Income (Loss) Before Income Taxes
Retirement	54	—	—	—	24	140	—	(17)	—	(93)
Group Insurance	—	—	—	—	(11)	—	—	—	—	11
Individual Life	—	(51)	—	—	(33)	(38)	(2)	—	48	(26)
U.S. Legacy Products	—	60	—	—	5	(29)	—	—	20	64
International Businesses	56	—	—	3	(1)	61	—	1	—	(2)
Corporate and Other	—	—	—	—	—	—	—	—	—	—
Total	110	9	—	3	(16)	134	(2)	(16)	68	(46)

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Six Months Ended June 30, 2026									Six Months Ended June 30, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	14,163	—	—	—	829	250	—	—	15,242	12,872	—	—	(1)	862	249	—	—	13,982
Policy charges and fee income	2,246	133	—	—	—	—	—	—	2,379	2,178	220	—	8	—	—	—	—	2,406
Net investment income	10,160	(4)	—	—	1,043	249	—	—	11,448	9,119	(6)	—	—	1,004	239	—	—	10,356
Realized investment gains (losses), net (3)	(327)	(1,555)	—	—	(65)	17	—	—	(1,930)	(305)	(1,791)	—	—	(255)	(78)	—	—	(2,429)
Asset management fees, commissions and other income	3,147	871	—	—	203	319	(126)	—	4,414	3,054	419	—	—	156	112	(83)	—	3,658
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(366)	—	—	—	—	—	(366)	—	—	(777)	—	—	—	—	—	(777)
Total revenues	29,389	(555)	(366)	—	2,010	835	(126)	—	31,187	26,918	(1,158)	(777)	7	1,767	522	(83)	—	27,196
Benefits and expenses:
Insurance and annuity benefits	15,706	55	—	(2)	1,838	397	—	—	17,994	14,539	202	—	(3)	1,593	394	—	—	16,725
Change in estimates of liability for future policy benefits	388	1	—	7	—	156	—	—	552	86	(251)	—	(71)	—	11	—	—	(225)
Interest credited to policyholders' account balances	2,684	319	—	—	55	25	—	—	3,083	2,218	(389)	—	—	57	77	—	—	1,963
Interest expense	1,080	—	—	—	(3)	1	—	—	1,078	1,048	—	—	—	(3)	3	—	—	1,048
Deferral of acquisition costs	(1,259)	—	—	—	—	—	—	—	(1,259)	(1,373)	(98)	—	—	—	—	—	—	(1,471)
Amortization of acquisition costs	815	20	—	—	6	—	—	—	841	768	40	—	—	6	—	—	—	814
Operating expenses	3,463	—	—	—	134	47	—	3	3,647	3,258	—	—	—	134	57	—	(28)	3,421
Variable expenses	3,059	326	—	—	3	10	(59)	1	3,340	3,189	100	—	—	20	19	(68)	1	3,261
Total benefits and expenses	25,936	721	—	5	2,033	636	(59)	4	29,276	23,733	(396)	—	(74)	1,807	561	(68)	(27)	25,536

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(150) million and $(82) million for six months ended June 30, 2026 and June 30, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $64 million and $(151) million and certain derivatives of $(14) million and $60 million for six months ended June 30, 2026 and June 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2026									Three Months Ended June 30, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,325	—	—	—	426	129	—	—	6,880	6,426	—	—	(1)	445	112	—	—	6,982
Policy charges and fee income	1,138	119	—	(10)	—	—	—	—	1,247	1,070	174	—	5	—	—	—	—	1,249
Net investment income	5,152	(5)	—	—	513	123	—	—	5,783	4,600	(3)	—	—	511	118	—	—	5,226
Realized investment gains (losses), net (3)	(133)	(1,391)	—	—	(37)	(5)	—	—	(1,566)	(148)	(1,302)	—	—	(198)	(51)	—	—	(1,699)
Asset management fees, commissions and other income	1,673	1,291	—	—	229	271	(76)	—	3,388	1,558	609	—	—	189	89	(51)	—	2,394
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(71)	—	—	—	—	—	(71)	—	—	(426)	—	—	—	—	—	(426)
Total revenues	14,155	14	(71)	(10)	1,131	518	(76)	—	15,661	13,506	(522)	(426)	4	947	268	(51)	—	13,726
Benefits and expenses:
Insurance and annuity benefits	6,993	(12)	—	(5)	1,050	203	—	—	8,229	7,195	200	—	(5)	864	186	—	—	8,440
Change in estimates of liability for future policy benefits	347	—	—	15	—	151	—	—	513	100	(254)	—	(33)	—	12	—	—	(175)
Interest credited to policyholders' account balances	1,380	558	—	—	27	9	—	—	1,974	1,135	(64)	—	—	29	38	—	—	1,138
Interest expense	541	—	—	—	(1)	1	—	—	541	526	—	—	—	(1)	1	—	—	526
Deferral of acquisition costs	(635)	—	—	—	—	—	—	—	(635)	(689)	—	—	—	—	—	—	—	(689)
Amortization of acquisition costs	418	9	—	—	3	—	—	—	430	392	12	—	—	3	—	—	—	407
Operating expenses	1,734	—	—	—	64	15	—	—	1,813	1,634	—	—	—	69	14	—	—	1,717
Variable expenses	1,550	114	—	—	—	4	(51)	1	1,618	1,548	100	—	—	1	5	(33)	1	1,622
Total benefits and expenses	12,328	669	—	10	1,143	383	(51)	1	14,483	11,841	(6)	—	(38)	965	256	(33)	1	12,986

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(104) million and $(27) million for three months ended June 30, 2026 and June 30, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(56) million and $(47) million and certain derivatives of $2 million and $55 million for three months ended June 30, 2026 and June 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2025									Three Months Ended December 31, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	8,691	—	—	1	394	127	—	—	9,213	7,028	—	—	(1)	463	112	—	—	7,602
Policy charges and fee income	1,126	25	—	(18)	—	—	—	—	1,133	1,106	23	—	(2)	—	—	—	—	1,127
Net investment income	4,872	(3)	—	—	528	131	—	—	5,528	4,947	(3)	—	—	524	121	—	—	5,589
Realized investment gains (losses), net (3)	(119)	(900)	—	—	3	(10)	—	—	(1,026)	(174)	(360)	—	—	(121)	(22)	—	—	(677)
Asset management fees, commissions and other income	1,669	829	—	—	133	151	(66)	—	2,716	1,613	356	—	—	60	79	(37)	—	2,071
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	324	—	—	—	—	—	324	—	—	(22)	—	—	—	—	—	(22)
Total revenues	16,239	(49)	324	(17)	1,058	399	(66)	—	17,888	14,520	16	(22)	(3)	926	290	(37)	—	15,690
Benefits and expenses:
Insurance and annuity benefits	9,485	(85)	—	(1)	949	200	—	—	10,548	7,936	30	—	(1)	864	198	—	—	9,027
Change in estimates of liability for future policy benefits	96	168	—	20	—	12	—	—	296	50	(2)	—	(25)	—	9	—	—	32
Interest credited to policyholders' account balances	1,215	300	—	—	27	40	—	—	1,582	1,271	196	—	—	29	27	—	—	1,523
Interest expense	531	—	—	—	(3)	2	—	—	530	533	—	—	—	(2)	2	—	—	533
Deferral of acquisition costs	(699)	—	—	—	—	—	—	—	(699)	(681)	—	—	—	—	—	—	—	(681)
Amortization of acquisition costs	395	4	—	—	4	—	—	—	403	408	7	—	—	3	—	—	—	418
Operating expenses	1,639	—	—	—	69	19	—	1	1,728	1,876	—	—	—	67	23	—	—	1,966
Variable expenses	1,630	138	—	—	2	3	(55)	—	1,718	1,622	67	—	—	3	8	(43)	1	1,658
Total benefits and expenses	14,292	525	—	19	1,048	276	(55)	1	16,106	13,015	298	—	(26)	964	267	(43)	1	14,476

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(91) million and $(49) million for three months ended September 30, 2025 and December 31, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(129) million and $27 million and certain derivatives of $(15) million and $3 million for three months ended September 30, 2025 and December 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2026
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,838	—	—	—	403	121	—	—	8,362
Policy charges and fee income	1,108	14	—	10	—	—	—	—	1,132
Net investment income	5,008	1	—	—	530	126	—	—	5,665
Realized investment gains (losses), net (3)	(194)	(164)	—	—	(28)	22	—	—	(364)
Asset management fees, commissions and other income	1,474	(420)	—	—	(26)	48	(50)	—	1,026
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(295)	—	—	—	—	—	(295)
Total revenues	15,234	(569)	(295)	10	879	317	(50)	—	15,526
Benefits and expenses:
Insurance and annuity benefits	8,713	67	—	3	788	194	—	—	9,765
Change in estimates of liability for future policy benefits	41	1	—	(8)	—	5	—	—	39
Interest credited to policyholders' account balances	1,304	(239)	—	—	28	16	—	—	1,109
Interest expense	539	—	—	—	(2)	—	—	—	537
Deferral of acquisition costs	(624)	—	—	—	—	—	—	—	(624)
Amortization of acquisition costs	397	11	—	—	3	—	—	—	411
Operating expenses	1,729	—	—	—	70	32	—	3	1,834
Variable expenses	1,509	212	—	—	3	6	(8)	—	1,722
Total benefits and expenses	13,608	52	—	(5)	890	253	(8)	3	14,793

__________
(1) See page 36 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(46) million for three months ended March 31, 2026. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $120 million and certain derivatives of $(16) million for three months ended March 31, 2026.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses),” which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

15. International Life Planners:
Captive insurance Advisors from Prudential of Japan and Brazil.

16. Life Consultants:
Captive insurance agents for Gibraltar Life.

17. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

18. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

KEY DEFINITIONS AND FORMULAS

19. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Credit - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Private Credit - Represents debt financing issued by entities directly to investors outside of public capital markets.

Real Estate - Includes direct real estate equity and real estate mortgages

Multi-Asset - Represents funds or products that invest in more than one asset class, balancing equity, public credit, and target date funds.

Other Alternatives - Represents private equity, hedge funds, and other alternative strategies.

20. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

21. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

22. Prudential Advisors:
Captive financial professionals selling across all products in the United States.

23. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

24. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

25. U.S. Legacy Products - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
Second Quarter 2026

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of August 4, 2026
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of August 4, 2026

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.